UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

CHUY’S HOLDINGS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-35603	20-5717694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Toomey Rd.

Austin, Texas 78704

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHUY	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 17, 2024, Chuy’s Holdings, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Darden Restaurants, Inc., a Florida corporation (“Parent”), and Cheetah Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly owned subsidiary of Parent (the “Surviving Corporation”) in accordance with the Delaware General Corporation Law (as amended, the “DGCL”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be automatically canceled and (other than shares of Company Common Stock that are (1) owned or held in treasury by the Company, (2) owned by Parent or Merger Sub (or any of their respective affiliates) or (3) owned by stockholders who have properly exercised appraisal rights for such shares in accordance with Section 262 of the DGCL) converted into the right to receive $37.50 in cash without interest (the “Per Share Merger Consideration”).

Pursuant to the Merger Agreement, each of the options (whether vested and exercisable or unvested) to purchase shares of Company Common Stock outstanding and unexercised under the Company’s 2020 Omnibus Incentive Plan or the Company’s 2012 Omnibus Equity Incentive Plan (the “Company Stock Options”) immediately prior to the Effective Time, will be automatically converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, by (2) the aggregate number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time.

Pursuant to the Merger Agreement, each of the Company’s restricted stock units (the “Company RSUs”) that have been granted and are outstanding as of immediately prior to the Effective Time, will be deemed to have been earned and become fully vested and will be canceled and extinguished as of the Effective Time. In exchange therefor, each former holder of any such Company RSU will have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the number of shares of Company Common Stock subject to such Company RSU by (2) the Per Share Merger Consideration.

Consummation of the Merger is subject to the satisfaction or (to the extent permitted by applicable law) waiver of certain mutual customary closing conditions, including (1) the affirmative vote of a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”), (2) the absence of an order or law prohibiting the Merger or making consummation of the Merger illegal or otherwise prohibited and (3) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party’s Merger Agreement representations and warranties (subject to materiality qualifiers) as of the date of the Merger Agreement and as of the Closing Date (as defined in the Merger Agreement), and the other party’s compliance with its Merger Agreement covenants and agreements in all material respects. In addition, the obligation of Parent and Merger Sub to consummate the Merger is subject to the absence, since the date of the Merger Agreement, of a Company Material Adverse Effect (as defined in the Merger Agreement). Parent’s and Merger Sub’s respective obligations to consummate the Merger are not subject to a financing condition.

The Merger Agreement includes representations, warranties and covenants of the Company, Parent and Merger Sub customary for a transaction of this nature. The Company has also agreed (1) to use reasonable best efforts to conduct its business in all material respects in the ordinary course of business consistent with past practice, (2) not to take certain actions, including declaring or paying any dividend in respect of the Company’s capital stock or other equity or voting interests, (3) to hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval (the “Company Stockholder Meeting”) and (4) subject to certain customary exceptions, for the board of directors of the Company (the “Company Board”) to recommend that the Company’s stockholders approve and adopt the Merger Agreement, in each case, prior to the earlier to occur of the termination of the Merger Agreement and the Effective Time.

From the execution of the Merger Agreement until 11:59 p.m., New York City time, on August 16, 2024 (the “No-Shop Period Start Date”), the Company, its subsidiaries and their representatives have the right to, subject to the terms of the Merger Agreement, (1) solicit, initiate, encourage or facilitate any inquiry, discussion, offer, request, negotiation or proposal that constitutes, or could reasonably be expected to result in, an Acquisition Proposal (as defined in the Merger Agreement), including providing, subject to an acceptable confidentiality agreement, non-public information and data to any third party (and such third party’s representatives, including potential financing sources) in connection with any such inquiry, discussion, offer, request, negotiation or proposal, and (2) engage in, enter into, continue or otherwise participate in discussions or negotiations with any third party (and such third party’s representatives, including potential financing sources) with respect to any Acquisition Proposal.

From the No-Shop Period Start Date until the earlier of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit, initiate, encourage or facilitate any alternative Acquisition Proposals from third parties, including restrictions on the Company’s ability to provide information (including non-public information and data) to any third party (or such third party’s representatives) and engage in, enter into, or participate in any discussions or negotiations with any third party (or such third party’s representatives) regarding alternative Acquisition Proposals. Notwithstanding these restrictions, the Company may, under certain circumstances prior to obtaining the Company Stockholder Approval (1) provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited written bona fide Acquisition Proposal that the Company Board has determined in good faith (after consultation with its independent financial advisors and outside legal counsel) constitutes or is reasonably expected to result in a Superior Proposal (as defined in the Merger Agreement), and that failing to do so would be inconsistent with the Company Board’s fiduciary duties under applicable law and (2) continue to engage in activities permitted prior to the No-Shop Period Start Date with respect to any Excluded Party (as defined in the Merger Agreement).

The Merger Agreement contains customary termination rights, including that each of Parent or the Company can terminate the Merger Agreement under certain circumstances, including (1) if the transactions contemplated by the Merger Agreement are not consummated on or before February 17, 2025 (the “End Date”), (2) if a court of competent jurisdiction or other governmental authority has issued a final non-appealable order or other final action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger, or (3) the Company Stockholder Approval was not obtained at the Company Stockholder Meeting. The Company may also terminate the Merger Agreement prior to obtaining the Company Stockholder Approval if the Company Board, among other things, changes or fails to support the Company Board’s recommendation that the Merger Agreement be adopted by the Company’s stockholders (an “Adverse Recommendation Change”) in order to enter into an agreement providing for a Superior Proposal, subject to the payment of the termination fee described below. Parent may also terminate the Merger Agreement if, prior to obtaining the Company Stockholder Approval, the Company Board effects an Adverse Recommendation Change, provided that such termination must occur within 10 business days of such Adverse Recommendation Change, or if the Company materially breaches its “no-shop” restrictions in the Merger Agreement.

The Company will pay Parent a $11,210,529 termination fee if, prior to the tenth day after the No-Shop Period Start Date, the Company terminates the Merger Agreement to enter into an agreement providing for a Superior Proposal with a party who submitted a written bona fide Acquisition Proposal after the date hereof and before the No-Shop Period Start Date (a “Go-Shop Termination”). The Company will pay Parent a $22,421,057 termination fee if (1) prior to obtaining the Company Stockholder Approval, the Company terminates the Merger Agreement to enter into an agreement providing for a Superior Proposal other than in connection with a Go-Shop Termination, (2) prior to obtaining the Company Stockholder Approval, Parent terminates the Merger Agreement because of an Adverse Recommendation Change, provided that such termination must occur within 10 business days of such Adverse Recommendation Change, or if the Company materially breaches its “no-shop” restrictions in the Merger Agreement (the “Adverse Recommendation Change Termination”) or (3) Parent or the Company terminates the Merger Agreement because the Company Stockholder Approval was not obtained at the Company Stockholder Meeting and Parent would have also been entitled to terminate the Merger Agreement because of an Adverse Recommendation Change Termination.

The Merger Agreement also provides that the Company will pay Parent a $22,421,057 termination fee if (1)(A) Parent or the Company terminates the Merger Agreement because the transactions contemplated by the Merger Agreement were not consummated on or before the End Date, (B) Parent or the Company terminates the Merger Agreement because the Company Stockholder Approval was not obtained or (C) Parent terminates the Merger Agreement because the Company breached any representation, warranty, covenant or agreement in the Merger Agreement and did not timely cure such breach, (2) an Acquisition Proposal has been publicly disclosed (and not publicly withdrawn), and (3) the Company consummates an Acquisition Proposal within 12 months of such termination or enters into a definitive agreement for an Acquisition Proposal within 12 months of such termination, which transaction is ultimately consummated. The parties to the Merger Agreement are also entitled to specifically enforce the terms and provisions of the Merger Agreement.

The Company Board has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, are fair to, advisable and in the best interests of the Company and its stockholders, (2) approved the Merger Agreement and the transactions contemplated thereby and declared them advisable, (3) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and consummation of the transactions contemplated therein, (4) subject to its rights to effect an Adverse Recommendation Change and/or terminate the Merger Agreement, determined to recommend that the stockholders of the Company approve the Merger and adopt the Merger Agreement and (5) directed that the Merger Agreement be submitted to a vote of the Company’s stockholders for purposes of obtaining the Company Stockholder Approval.

If the Merger is consummated, the Company Common Stock will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended, as promptly as practicable following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated therein.

The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by a disclosure letter delivered by the Company to Parent and Merger Sub in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	Other Events.

On July 17, 2024, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. On July 17, 2024, Company employees and partners were sent an email regarding the Merger. Copies of the emails are attached as Exhibit 99.2, 99.3, 99.4 and 99.5, respectively to this Current Report on Form 8-K. On July 17, 2024, Mr. Hislop and Rick Cardenas, the President and Chief Executive Officer of Parent, held meetings with the Company’s corporate office and operational employees to discuss the Merger. A copy of the talking points used by

Mr. Hislop at the meetings is attached as Exhibit 99.6 to this Current Report on Form 8-K. Attached as Exhibit 99.7 to this Current Report on Form 8-K are talking points that were used by the Company’s executives on July 17, 2024 in discussions with the Company’s employees that have employment agreements. Attached as Exhibit 99.8 to this Current Report on Form 8-K are frequently asked questions and answers that may be used in conversations with employees on or after July 17, 2024.

Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders of the Company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available to stockholders of the Company free of charge on the Company’s website at https://www.chuys.com or by written request to our Corporate Secretary at 1623 Toomey Road, Austin, TX 78704, Attn: Corporate Secretary.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024, its Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024, its Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on June 13, 2024, and in other documents filed with the SEC by the Company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the Merger, including the ability to complete, and the timing of completion of, the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the Company related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the Company will be made; (4) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (6) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) actual number of restaurant openings; (8) the sales at the Company’s restaurants; (9) changes in restaurant development or operating costs, such as food and labor; (10) the Company’s ability to leverage its existing management and infrastructure; (11) changes in restaurant pre-opening expense, general and administrative expenses, capital expenditures, effective tax rate, impairment, closed restaurant and other costs; (12) strength of consumer spending and (13) conditions beyond the Company’s control such as timing of holidays, weather, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 17, 2024, by and among Darden Restaurants, Inc., Cheetah Merger Sub Inc. and Chuy’s Holdings, Inc.

99.1	Joint Press Release of Chuy’s Holdings, Inc. and Darden Restaurants, Inc., dated July 17, 2024

99.2	Email to Corporate Headquarter Employees

99.3	Email to VP of Operations and Supervisors

99.4	Email to General Managers

99.5	Email to Partners

99.6	Meetings with Company Employees Talking Points

99.7	Employees with Employment Agreements Talking Points

99.8	Employee Frequently Asked Questions (FAQs)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUY’S HOLDINGS, INC.

By:	/s/ Jon W. Howie
Name:	Jon W. Howie
Title:	Vice President and Chief Financial Officer

Date: July 17, 2024